UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2023

Date of reporting period:	June 1, 2022 – May 31, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

# Putnam Dynamic Asset Allocation Equity Fund

**Annual report**
**5 | 31 | 23**

**Asset allocation funds** invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Equity Fund

Annual report
5 | 31 | 23

Message from the Trustees

July 13, 2023

Dear Fellow Shareholder:

Stocks have generally advanced in the first half of the year, and the performance of bond markets has also improved compared with 2022. Inflation is trending downward, while economic growth has remained positive. At the same time, investors are weighing the impact of high borrowing costs, a weak housing market, and stress in the banking system.

Fortunately, a strong pulse of innovation is gaining investors’ attention. The technology sector, for example, has started to rebound from a difficult 2022. More broadly, international markets are performing better this year, even though the reopening of China’s economy lacked the dynamism many had anticipated.

As active managers, your investment team continues to research attractive opportunities for your fund while monitoring risks. This report offers an update on their efforts.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See page 3 and pages 7–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* Putnam Equity Blended Index is an unmanaged index representing global stock market performance and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD). See index descriptions on page 11.

2 Dynamic Asset Allocation Equity Fund

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/23. See page 2 and pages 7–9 for additional fund performance information. Index descriptions can be found on page 11.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

All MSCI indices are provided by MSCI.

Dynamic Asset Allocation Equity Fund 3

Brett, please describe investing conditions during the reporting period.

High inflation and rising interest rates were headwinds for stocks. In June 2022, U.S. inflation peaked at a 40-year high of 9.1%, as measured by the Consumer Price Index [CPI]. The Federal Reserve turned more hawkish, making four consecutive interest-rate hikes of 0.75% through November 2022. Investors feared that the Fed’s aggressive tactics would tip the U.S. economy into a recession.

In December 2022, the CPI showed that the pace of inflation declined to 6.5%, prompting the Fed to lower its rate hike to 0.50% for that month. A decline in inflation, better-than-expected corporate earnings, and steady U.S. employment helped stocks rally in the final quarter of calendar 2022.

China’s economic reopening in late 2022 boosted investors’ outlook for global growth. By the end of January 2023, a slowdown in China’s housing market and stagnant consumer spending dampened market expectations. In the U.S., inflation was moderating but still high, causing the Fed to raise rates by 0.25% in

4 Dynamic Asset Allocation Equity Fund

Allocations are shown as a percentage of the fund’s net assets as of 5/31/23. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time. Due to rounding, percentages may not equal 100%.

A negative percentage reflects the effect of fund strategies that are designed to enhance performance if certain securities decline in value.

February and March 2023. Several U.S. bank failures in March further cautioned investors. Quick actions by the world’s central banks to minimize systemic risk helped to calm investors’ nerves. Stocks in developed markets posted gains in April, while those in emerging markets continued to struggle on China’s weakening outlook.

The Fed increased interest rates by 0.25% in May 2023. A slowdown in the U.S. economy gave investors hope that the Fed would soon end its rate-hiking cycle.

For the 12-month reporting period, U.S. stocks, as measured by the S&P 500 Index, posted a return of 2.92%. International stocks fared better, with the MSCI EAFE Index [ND] returning 3.06%. Stocks in emerging markets fared worse, with the MSCI Emerging Markets Index [GD] returning –8.07%.

How did the fund perform for the reporting period?

The fund returned 3.23%, outperforming its primary benchmark, the Russell 3000 Index, which returned 2.03% for the period. The fund also outperformed its secondary benchmark, the Putnam Equity Blended Index, which returned 1.75%. This custom benchmark comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index [ND], and 6% the MSCI Emerging Markets Index [GD].

What investment decisions influenced the fund’s performance relative to its custom benchmark during the reporting period?

Overall, our asset allocation decisions did not significantly contribute to performance over the period. Security selection relative to the custom benchmark boosted fund performance. Our quantitative U.S. large-cap core equity strategy experienced strength over the period. In quantitative strategies, our team analyzes stock market history to identify characteristics of stocks [factors] that have excess risk-adjusted returns. Our research and development and short interest factors drove positive fund performance during the period. Our fundamental U.S. large-cap value and fundamental U.S. large-cap growth strategies also lifted results. The portfolio experienced modest gains from our fundamental international equity and emerging market equity strategies.

Dynamic Asset Allocation Equity Fund 5

How were derivatives used during the reporting period?

We used futures to manage the fund’s exposure to market risk and equitize cash. We also used forward currency contracts to hedge foreign exchange risk.

What is your near-term outlook for the markets?

We expect elevated inflation, tighter financial conditions, and recession fears will continue to weigh on market sentiment for the foreseeable future.

Our near-term outlook for equities is bearish. We believe the Fed is unlikely to execute a soft landing. We expect the Fed will either keep interest rates at levels higher than the market anticipates or disrupt the economy and trigger a recession. Both paths would prove negative for equities, in our view.

Our near-term outlook for interest-rate-sensitive fixed income is neutral. We believe duration risks appear more balanced going forward.

Against this backdrop, we continue to have a conviction in our investment strategies given our ability to adapt the portfolio to changing market conditions.

Thank you, Brett, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

6 Dynamic Asset Allocation Equity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2023, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P shares are not available to all investors.

Annualized fund performance Total return for periods ended 5/31/23

	Life of fund	10 years	5 years	3 years	1 year
Class A (1/23/09)
Before sales charge	11.78%	8.87%	6.90%	11.19%	3.23%
After sales charge	11.32	8.23	5.64	9.01	–2.71
Class P (8/31/16)
Net asset value	11.89	9.02	7.09	11.37	3.45

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class P shares have no initial sales charge or CDSC. Performance for class P shares prior to their inception is derived from the historical performance of class A shares and has not been adjusted for the lower investor servicing fees applicable to class P shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative annualized index returns For periods ended 5/31/23

	Life of fund	10 years	5 years	3 years	1 year
Russell 3000 Index	14.02%	11.45%	10.07%	12.25%	2.03%
Putnam Equity
Blended Index*	12.43	9.64	8.19	11.13	1.75
Lipper Multi-Cap Core Funds
category median†	12.62	9.88	8.45	11.14	0.86

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* Putnam Equity Blended Index is an unmanaged index representing global stock market performance and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/23, there were 661, 589, 540, 371, and 263 funds, respectively, in this Lipper category.

Dynamic Asset Allocation Equity Fund 7

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class P shares would have been valued at $23,713.

Fund price and distribution information For the 12-month period ended 5/31/23

Distributions	Class A		Class P
Number	2		2
Income	$0.105517		$0.138517
Capital gains
Long-term gains	1.808550		1.808550
Short-term gains	—		—
Return of capital	0.294933		0.294933
Total	$2.209000		$2.242000
	Before	After	Net
	sales	sales	asset
Share value	charge	charge	value
5/31/22	$13.01	$13.80	$12.99
5/31/23	11.17	11.85	11.14

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

8 Dynamic Asset Allocation Equity Fund

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 6/30/23

	Life of fund	10 years	5 years	3 years	1 year
Class A (1/23/09)
Before sales charge	12.20%	9.80%	8.41%	12.42%	20.23%
After sales charge	11.75	9.15	7.13	10.23	13.32
Class P (8/31/16)
Net asset value	12.30	9.94	8.59	12.55	20.33

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class P
Net expenses for the fiscal year ended 5/31/22*	0.83%	0.62%
Total annual operating expenses for the fiscal year ended 5/31/22	1.12%	0.91%
Annualized expense ratio for the six-month period ended 5/31/23†	0.70%	0.62%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through September 30, 2023. This obligation may be modified or discontinued only with approval of the Board of Trustees.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Dynamic Asset Allocation Equity Fund 9

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/22 to 5/31/23. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class P
Expenses paid per $1,000*†	$3.56	$3.15
Ending value (after expenses)	$1,037.10	$1,038.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (182); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/23, use the following calculation method. To find the value of your investment on 12/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class P
Expenses paid per $1,000*†	$3.53	$3.13
Ending value (after expenses)	$1,021.44	$1,021.84

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (182); and then dividing that result by the number of days in the year (365).

10 Dynamic Asset Allocation Equity Fund

Comparative index definitions

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (GD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Gross total return (GD) indexes reinvest as much as possible of a company’s dividend distributions.

Putnam Equity Blended Index is an unmanaged index representing global stock market performance and comprises 75% the Russell 3000® Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Certain information contained herein (the “Information”) is sourced from/copyright of MSCI Inc., MSCI ESG Research LLC, or their affiliates (“MSCI”), or information providers (together the “MSCI Parties”) and may have been used to calculate scores, signals, or other indicators. The Information is for internal use only and may not be reproduced or disseminated in whole or part without prior written permission. The Information may not be used for, nor does it constitute, an offer to buy or sell, or a promotion or recommendation of, any security, financial instrument or product, trading strategy, or index, nor should it be taken as an indication or guarantee of any future performance. Some funds may be based on or linked to MSCI indexes, and MSCI may be compensated based on the fund’s assets under management or other measures. MSCI has established an information barrier between index research and certain Information. None of the Information in and of itself can be used to determine which securities to buy or sell or when to buy or sell them. The Information is provided “as is” and the user assumes the entire risk of any use it may make or permit to be made of the Information. No MSCI Party warrants or guarantees the originality, accuracy, and/or completeness of the Information, and each expressly disclaims all express or implied warranties. No MSCI Party shall have any liability for any errors or omissions in connection with any Information herein, or any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

Dynamic Asset Allocation Equity Fund 11

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577. We will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam funds. As of May 31, 2023, Putnam employees had approximately $470,000,000 and the Trustees had approximately $66,000,000 invested in Putnam funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in May 2023. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2022 through December 2022. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2022. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

12 Dynamic Asset Allocation Equity Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Dynamic Asset Allocation Equity Fund 13

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 Dynamic Asset Allocation Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Funds Trust and Shareholders of
Putnam Dynamic Asset Allocation Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Dynamic Asset Allocation Equity Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, the statement of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the five years in the period ended May 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 13, 2023

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Dynamic Asset Allocation Equity Fund 15

The fund’s portfolio 5/31/23

COMMON STOCKS (87.2%)*	Shares	Value
Advertising and marketing services (0.1%)
Trade Desk, Inc. (The) Class A †	117	$8,199
		8,199
Aerospace and defense (0.9%)
Axon Enterprise, Inc. †	9	1,736
BAE Systems PLC (United Kingdom)	1,151	13,335
Boeing Co. (The) †	18	3,703
Dassault Aviation SA (France)	18	3,046
General Dynamics Corp.	18	3,675
HEICO Corp.	23	3,555
Lockheed Martin Corp.	6	2,664
Northrop Grumman Corp.	39	16,984
Raytheon Technologies Corp.	225	20,732
TransDigm Group, Inc.	25	19,342
		88,772
Agriculture (0.4%)
Archer-Daniels-Midland Co.	53	3,744
Corteva, Inc.	683	36,534
		40,278
Airlines (0.4%)
Copa Holdings SA Class A (Panama)	133	13,973
Delta Air Lines, Inc. †	115	4,178
Deutsche Lufthansa AG (Germany) †	319	3,123
Qantas Airways, Ltd. (voting rights) (Australia) †	1,687	7,283
Southwest Airlines Co.	337	10,066
		38,623
Automotive (1.7%)
BYD Co., Ltd. Class H (China)	500	15,076
Dr. Ing. h.c. F. Porsche AG (Preference) (Germany) †	20	2,483
Ford Motor Co.	315	3,780
General Motors Co.	1,128	36,559
Genuine Parts Co.	20	2,979
Kia Corp. (South Korea)	130	8,408
Porsche Automobil Holding SE (Preference) (Germany) †	35	1,940
Stellantis NV (Italy)	774	11,837
Tesla, Inc. †	285	58,120
United Rentals, Inc.	37	12,350
Volkswagen AG (Preference) (Germany)	85	10,603
		164,135
Banking (4.6%)
Abu Dhabi Islamic Bank PJSC (United Arab Emirates)	4,014	10,926
Alinma Bank (Saudi Arabia)	1,624	14,132
Banco Bilbao Vizcaya Argentaria SA (Spain)	1,414	9,380
Bank Central Asia Tbk PT (Indonesia)	18,800	11,328
Bank Leumi Le-Israel BM (Israel)	1,052	7,381
Bank Mandiri Persero Tbk PT (Indonesia)	41,500	13,962
Bank of America Corp.	898	24,955
Bank of Ireland Group PLC (Ireland)	533	5,036
Bank of New York Mellon Corp. (The)	99	3,980

16 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (87.2%)* cont.	Shares	Value
Banking cont.
Barclays PLC (United Kingdom)	2,182	$4,140
Citigroup, Inc.	1,301	57,661
Columbia Banking System, Inc.	108	2,163
DBS Group Holdings, Ltd. (Singapore)	500	11,144
DNB Bank ASA (Norway)	49	823
East West Bancorp, Inc.	78	3,732
Fifth Third Bancorp	155	3,762
Grupo Financiero Banorte SAB de CV Class O (Mexico)	3,040	24,428
ICICI Bank, Ltd. (India)	4,307	49,340
Israel Discount Bank, Ltd. Class A (Israel)	712	3,432
JPMorgan Chase & Co.	572	77,626
KeyCorp	129	1,205
Lloyds Banking Group PLC (United Kingdom)	23,583	13,016
Mizrahi Tefahot Bank, Ltd. (Israel)	115	3,692
National Australia Bank, Ltd. (Australia)	735	12,369
Nordea Bank ABP (Finland)	845	8,379
PNC Financial Services Group, Inc. (The)	126	14,595
State Street Corp.	88	5,986
UBS Group AG (Switzerland)	754	14,394
Wells Fargo & Co.	761	30,295
Wintrust Financial Corp.	32	2,034
		445,296
Beverage (1.3%)
Carlsberg A/S Class B (Denmark)	11	1,661
Coca-Cola Co. (The)	1,348	80,421
Coca-Cola HBC AG (Italy)	229	6,812
Diageo PLC (United Kingdom)	199	8,274
Keurig Dr Pepper, Inc.	556	17,303
PepsiCo, Inc.	71	12,947
		127,418
Biotechnology (1.0%)
Amgen, Inc.	18	3,972
Exelixis, Inc. †	231	4,454
Illumina, Inc. †	11	2,163
Incyte Corp. †	65	4,001
Regeneron Pharmaceuticals, Inc. †	42	30,893
Vertex Pharmaceuticals, Inc. †	161	52,095
		97,578
Broadcasting (—%)
Warner Bros Discovery, Inc. †	305	3,440
		3,440
Building materials (—%)
Owens Corning	42	4,466
		4,466
Cable television (0.3%)
Charter Communications, Inc. Class A †	33	10,763
Comcast Corp. Class A	341	13,419
		24,182

Dynamic Asset Allocation Equity Fund 17

COMMON STOCKS (87.2%)* cont.	Shares	Value
Chemicals (1.2%)
Ashland Global Holdings, Inc.	42	$3,565
CF Industries Holdings, Inc.	248	15,254
Dow, Inc.	78	3,805
DuPont de Nemours, Inc.	193	12,968
Eastman Chemical Co.	104	8,017
Element Solutions, Inc.	216	3,873
Hansol Chemical Co., Ltd. (South Korea)	51	8,902
OCI NV (Netherlands)	112	2,490
Olin Corp.	73	3,454
PPG Industries, Inc.	128	16,805
Sherwin-Williams Co. (The)	81	18,450
Shin-Etsu Chemical Co., Ltd. (Japan)	500	15,408
Yara International ASA (Norway)	112	4,180
		117,171
Commercial and consumer services (2.4%)
ADT, Inc.	601	3,420
Automatic Data Processing, Inc.	19	3,971
Booking Holdings, Inc. †	31	77,771
Booz Allen Hamilton Holding Corp.	42	4,224
Centre Testing International Group Co., Ltd. Class A (China)	3,102	8,139
Cintas Corp.	27	12,748
CoStar Group, Inc. †	168	13,340
Expedia Group, Inc. †	55	5,264
Gartner, Inc. †	49	16,801
Global Payments, Inc.	37	3,615
Jardine Matheson Holdings, Ltd. (Hong Kong)	100	4,803
Mastercard, Inc. Class A	162	59,133
PayPal Holdings, Inc. †	139	8,617
Toast, Inc. Class A †	226	4,739
WEX, Inc. †	23	3,815
		230,400
Communications equipment (—%)
Motorola Solutions, Inc.	13	3,665
		3,665
Computers (7.0%)
Accton Technology Corp. (Taiwan)	2,000	22,871
Apple, Inc.	2,761	489,387
Cisco Systems, Inc./Delaware	808	40,133
Dropbox, Inc. Class A †	171	3,936
Fortinet, Inc. †	70	4,783
Fujitsu, Ltd. (Japan)	100	12,671
MongoDB, Inc. †	23	6,757
MSCI, Inc.	36	16,939
NetApp, Inc.	65	4,313
Pure Storage, Inc. Class A †	169	4,866
RingCentral, Inc. Class A †	156	5,413
Smartsheet, Inc. Class A †	141	6,991
Snowflake, Inc. Class A †	27	4,465
Synopsys, Inc. †	134	60,965
		684,490

18 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (87.2%)* cont.	Shares	Value
Conglomerates (0.6%)
AMETEK, Inc.	213	$30,900
General Electric Co.	43	4,366
Marubeni Corp. (Japan)	900	12,810
Mitsui & Co., Ltd. (Japan)	400	12,565
		60,641
Construction (0.9%)
Builders FirstSource, Inc. †	318	36,872
Compagnie de Saint-Gobain (France)	224	12,498
CRH PLC (Ireland)	522	24,803
Eiffage SA (France)	58	6,212
Holcim AG (Switzerland)	60	3,707
TopBuild Corp. †	30	6,050
		90,142
Consumer (0.5%)
LVMH Moet Hennessy Louis Vuitton SA (France)	46	40,149
Pandora A/S (Denmark)	72	5,752
		45,901
Consumer finance (1.0%)
American Express Co.	43	6,818
Capital One Financial Corp.	233	24,281
Discover Financial Services	247	25,377
SLM Corp.	305	4,654
Synchrony Financial	123	3,808
Visa, Inc. Class A	155	34,260
		99,198
Consumer goods (1.4%)
Colgate-Palmolive Co.	51	3,793
Estee Lauder Cos., Inc. (The) Class A	65	11,961
Kenvue, Inc. †	248	6,222
L’Oreal SA (France)	42	17,945
Procter & Gamble Co. (The)	590	84,075
Ulta Beauty, Inc. †	5	2,049
Unilever PLC (United Kingdom)	292	14,660
		140,705
Consumer services (0.8%)
Airbnb, Inc. Class A †	36	3,952
DoorDash, Inc. Class A †	66	4,309
MercadoLibre, Inc. (Brazil) †	11	13,629
PDD Holdings, Inc. ADR (China) †	134	8,753
Uber Technologies, Inc. †	1,156	43,847
		74,490
Containers (0.1%)
Ball Corp.	147	7,521
Berry Global Group, Inc.	69	3,947
		11,468
Distribution (—%)
ITOCHU Corp. (Japan)	100	3,375
		3,375

Dynamic Asset Allocation Equity Fund 19

COMMON STOCKS (87.2%)* cont.	Shares	Value
Electric utilities (1.6%)
AES Corp. (The)	177	$3,494
Ameren Corp.	195	15,809
American Electric Power Co., Inc.	44	3,657
Constellation Energy Corp.	417	35,036
Dominion Energy, Inc.	74	3,721
DTE Energy Co.	37	3,981
Duke Energy Corp.	39	3,482
E.ON SE (Germany)	1,082	13,082
Edison International	53	3,579
Enel SpA (Italy)	1,925	12,073
Eversource Energy	52	3,600
Exelon Corp.	429	17,010
FirstEnergy Corp.	107	4,001
NextEra Energy, Inc.	53	3,893
PPL Corp.	64	1,677
Public Service Enterprise Group, Inc.	65	3,884
RWE AG (Germany)	282	11,792
Southern Co. (The)	54	3,767
WEC Energy Group, Inc.	42	3,669
Xcel Energy, Inc.	52	3,395
		154,602
Electrical equipment (0.9%)
Allegion PLC (Ireland)	37	3,875
ASSA ABLOY AB Class B (Sweden)	124	2,756
Emerson Electric Co.	44	3,418
Fortive Corp.	355	23,114
Honeywell International, Inc.	88	16,860
KEI Industries, Ltd. (India)	585	14,081
Legrand SA (France)	137	12,683
Prysmian SpA (Italy)	255	9,490
WESCO International, Inc. †	39	5,358
		91,635
Electronics (5.7%)
Advanced Micro Devices, Inc. †	306	36,172
Agilent Technologies, Inc.	19	2,198
Broadcom, Inc.	75	60,597
E Ink Holdings, Inc. (Taiwan)	1,000	6,709
Hamamatsu Photonics KK (Japan)	100	5,077
Hoya Corp. (Japan)	100	12,548
Keysight Technologies, Inc. †	29	4,692
Lattice Semiconductor Corp. †	52	4,228
nVent Electric PLC (United Kingdom)	223	9,674
NVIDIA Corp.	616	233,052
NXP Semiconductors NV	37	6,627
Qualcomm, Inc.	591	67,025
Samsung Electronics Co., Ltd. (South Korea)	1,074	57,543
Shenzhen Inovance Technology Co., Ltd. Class A (China)	500	4,157
Sinbon Electronics Co., Ltd. (Taiwan)	1,000	11,711
STMicroelectronics NV (France)	256	11,092

20 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (87.2%)* cont.	Shares	Value
Electronics cont.
TDK Corp. (Japan)	300	$11,436
Thales SA (France)	63	8,779
Trimble Inc. †	43	2,007
Vontier Corp.	244	7,232
		562,556
Energy (oil field) (—%)
Schlumberger, Ltd.	88	3,769
		3,769
Energy (other) (—%)
Enphase Energy, Inc. †	25	4,347
		4,347
Engineering and construction (0.1%)
Jacobs Solutions, Inc.	119	13,042
		13,042
Entertainment (0.2%)
Dolby Laboratories, Inc. Class A	51	4,209
Live Nation Entertainment, Inc. †	133	10,632
		14,841
Environmental (—%)
Tetra Tech, Inc.	32	4,399
		4,399
Financial (0.9%)
3i Group PLC (United Kingdom)	580	14,194
Apollo Global Management, Inc.	420	28,077
B3 SA — Brasil Bolsa Balcao (Brazil)	3,000	7,877
Carlyle Group, Inc. (The)	147	4,029
Eurazeo SE (France)	20	1,370
Intercontinental Exchange, Inc.	37	3,920
Jefferies Financial Group, Inc.	380	11,427
Julius Baer Group, Ltd. (Switzerland)	141	8,651
MGIC Investment Corp.	399	6,033
Nasdaq, Inc.	75	4,151
		89,729
Food (1.2%)
Albertsons Cos., Inc. Class A	196	3,991
China Mengniu Dairy Co., Ltd. (China)	3,000	11,622
CK Hutchison Holdings, Ltd. (Hong Kong)	1,000	6,039
Coles Group, Ltd. (Australia)	594	6,945
Conagra Brands, Inc.	97	3,382
Dino Polska SA (Poland) †	114	11,210
Hershey Co. (The)	93	24,152
Kesko Oyj Class B (Finland)	127	2,402
Mondelez International, Inc. Class A	57	4,184
Nestle SA (Switzerland)	104	12,342
Shoprite Holdings, Ltd. (South Africa)	785	7,774
Sodexo SA (France)	38	4,111
Sumber Alfaria Trijaya Tbk PT (Indonesia)	46,700	8,221
WH Group, Ltd. (Hong Kong)	6,000	3,128
Yakult Honsha Co., Ltd. (Japan)	100	6,483
		115,986

Dynamic Asset Allocation Equity Fund 21

COMMON STOCKS (87.2%)* cont.	Shares	Value
Forest products and packaging (0.2%)
Sealed Air Corp.	98	$3,709
WestRock Co.	123	3,445
Weyerhaeuser Co. R	292	8,369
		15,523
Gaming and lottery (0.2%)
Aristocrat Leisure, Ltd. (Australia)	479	11,551
Boyd Gaming Corp.	68	4,334
La Francaise des Jeux SAEM (France)	44	1,699
		17,584
Health care services (3.1%)
Apollo Hospitals Enterprise, Ltd. (India)	156	8,731
Bio-Rad Laboratories, Inc. Class A †	13	4,854
bioMerieux (France)	23	2,313
Cardinal Health, Inc.	342	28,147
Cigna Corp.	121	29,937
CVS Health Corp.	594	40,410
Elevance Health, Inc.	77	34,482
HCA Healthcare, Inc.	74	19,550
Humana, Inc.	31	15,558
IQVIA Holdings, Inc. †	60	11,814
Max Healthcare Institute, Ltd. (India) †	2,357	15,644
McKesson Corp.	75	29,313
Molina Healthcare, Inc. †	9	2,465
Teladoc Health, Inc. †	159	3,681
UnitedHealth Group, Inc.	116	56,520
		303,419
Homebuilding (0.5%)
NVR, Inc. †	2	11,108
PulteGroup, Inc.	440	29,075
Toll Brothers, Inc.	119	8,056
		48,239
Household furniture and appliances (—%)
Rational AG (Germany)	2	1,342
		1,342
Industrial (0.4%)
Carrier Global Corp.	101	4,131
Johnson Controls International PLC	610	36,417
		40,548
Insurance (2.4%)
AIA Group, Ltd. (Hong Kong)	1,600	15,514
Allianz SE (Germany)	24	5,131
American Financial Group, Inc.	33	3,705
American International Group, Inc.	858	45,328
Assured Guaranty, Ltd.	182	9,419
Aviva PLC (United Kingdom)	1,232	6,081
AXA SA (France)	548	15,607
Berkshire Hathaway, Inc. Class B †	69	22,155
Chubb, Ltd.	21	3,902
Corebridge Financial, Inc.	449	7,462

22 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (87.2%)* cont.	Shares	Value
Insurance cont.
Equitable Holdings, Inc.	581	$14,258
Gjensidige Forsikring ASA (Norway)	64	1,076
Japan Post Holdings Co., Ltd. (Japan)	1,500	10,594
Marsh & McLennan Cos., Inc.	22	3,810
MetLife, Inc.	499	24,725
NN Group NV (Netherlands)	26	944
Ping An Insurance Group Co. of China, Ltd. Class H (China)	2,500	15,887
Reinsurance Group of America, Inc.	73	10,220
Sampo Oyj Class A (Finland)	239	10,991
Unum Group	85	3,693
W.R. Berkley Corp.	65	3,619
Zurich Insurance Group AG (Switzerland)	11	5,159
		239,280
Investment banking/Brokerage (1.1%)
Affiliated Managers Group, Inc.	29	4,034
Ameriprise Financial, Inc.	68	20,296
Charles Schwab Corp. (The)	331	17,441
Goldman Sachs Group, Inc. (The)	134	43,403
Investor AB Class B (Sweden)	735	14,979
SEI Investments Co.	33	1,867
Virtu Financial, Inc. Class A	250	4,398
		106,418
Lodging/Tourism (0.5%)
H World Group, Ltd. ADR (China) †	353	12,927
Hilton Worldwide Holdings, Inc.	87	11,842
Indian Hotels Co., Ltd. (India)	4,090	19,243
Marriott International, Inc./MD Class A	17	2,852
		46,864
Machinery (0.6%)
Caterpillar, Inc.	46	9,465
Cummins, Inc.	15	3,066
Deere & Co.	11	3,806
Donaldson Co., Inc.	61	3,570
Ingersoll Rand, Inc.	244	13,825
Mitsubishi Heavy Industries, Ltd. (Japan)	200	8,444
Otis Worldwide Corp.	51	4,055
Spirax-Sarco Engineering PLC (United Kingdom)	41	5,584
Vertiv Holdings Co.	267	5,153
		56,968
Manufacturing (0.3%)
Eaton Corp. PLC	23	4,046
GEA Group AG (Germany)	99	4,157
ITT, Inc.	48	3,656
Nordson Corp.	16	3,487
Parker Hannifin Corp.	15	4,807
Textron, Inc.	44	2,722
Valmont Industries, Inc.	24	6,294
		29,169

Dynamic Asset Allocation Equity Fund 23

COMMON STOCKS (87.2%)* cont.	Shares	Value
Media (1.0%)
FactSet Research Systems, Inc.	11	$4,234
Netflix, Inc. †	202	79,837
Universal Music Group NV (Netherlands)	446	8,833
Walt Disney Co. (The) †	42	3,694
		96,598
Medical technology (2.1%)
Abbott Laboratories	712	72,624
Boston Scientific Corp. †	87	4,479
Danaher Corp.	136	31,229
Edwards Lifesciences Corp. †	53	4,464
GE HealthCare Technologies, Inc.	24	1,908
Hologic, Inc. †	43	3,392
IDEXX Laboratories, Inc. †	15	6,972
Intuitive Surgical, Inc. †	58	17,855
Medtronic PLC	48	3,972
Mettler-Toledo International, Inc. †	3	3,966
Olympus Corp. (Japan)	400	6,062
ResMed, Inc.	17	3,583
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class A (China)	200	8,458
Sonic Healthcare, Ltd. (Australia)	336	7,680
Sonova Holding AG (Switzerland)	25	6,420
Thermo Fisher Scientific, Inc.	41	20,847
Waters Corp. †	14	3,517
		207,428
Metals (0.9%)
Anglo American PLC (London Exchange) (United Kingdom)	280	7,748
Anglo American PLC (Johannesburg Exchange) (United Kingdom)	237	6,603
BHP Group, Ltd. (ASE Exchange) (Australia)	353	9,686
BHP Group, Ltd. (London Exchange) (Australia)	51	1,409
BlueScope Steel, Ltd. (Australia)	443	5,317
Freeport-McMoRan, Inc. (Indonesia)	691	23,729
Glencore PLC (United Kingdom)	1,473	7,594
Nucor Corp.	30	3,962
Reliance Steel & Aluminum Co.	19	4,459
Rio Tinto PLC (United Kingdom)	131	7,808
South32, Ltd. (Australia)	952	2,426
Steel Dynamics, Inc.	38	3,492
Vale Indonesia Tbk PT (Indonesia)	9,400	3,934
		88,167
Miscellaneous (0.1%)
Hangzhou Tigermed Consulting Co., Ltd. Class H (China)	1,100	8,230
		8,230
Natural gas utilities (0.2%)
China Resources Gas Group, Ltd. (China)	2,600	8,542
National Guel Gas co.	77	3,920
Tokyo Gas Co., Ltd. (Japan)	300	6,385
		18,847

24 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (87.2%)* cont.	Shares	Value
Oil and gas (3.3%)
APA Corp.	116	$3,686
BP PLC (United Kingdom)	3,030	17,057
Cheniere Energy, Inc.	171	23,901
Chevron Corp.	24	3,615
ConocoPhillips	235	23,336
Equinor ASA (Norway)	359	9,161
Exxon Mobil Corp.	981	100,238
Marathon Oil Corp.	917	20,321
Marathon Petroleum Corp.	263	27,591
OMV AG (Austria)	61	2,723
PetroChina Co., Ltd. Class H (China)	26,000	16,728
Reliance Industries, Ltd. (India)	816	24,339
Repsol SA (Spain)	730	9,943
Shell PLC (Euronext Amsterdam Exchange) (United Kingdom)	629	17,598
Shell PLC (London Exchange) (United Kingdom)	138	3,827
Valero Energy Corp.	159	17,019
		321,083
Pharmaceuticals (5.1%)
AbbVie, Inc.	194	26,765
AstraZeneca PLC (United Kingdom)	229	33,264
AstraZeneca PLC ADR (United Kingdom)	285	20,828
Becton, Dickinson and Co.	15	3,626
Bristol-Myers Squibb Co.	496	31,962
Dexcom, Inc. †	118	13,837
Eli Lilly and Co.	283	121,538
GlaxoSmithKline PLC (United Kingdom)	683	11,465
Ipsen SA (France)	32	3,712
Johnson & Johnson	23	3,566
Lonza Group AG (Switzerland)	11	6,899
Merck & Co., Inc.	863	95,284
Merck KGaA (Germany)	64	11,116
Novartis AG (Switzerland)	284	27,316
Novo Nordisk A/S Class B (Denmark)	193	31,012
Ono Pharmaceutical Co., Ltd. (Japan)	300	5,607
Pfizer, Inc.	563	21,405
Roche Holding AG (Switzerland)	62	19,645
Sanofi (France) †	98	9,954
Sun Pharmaceutical Industries, Ltd. (India)	253	2,982
Viatris, Inc.	219	2,004
		503,787
Power producers (0.3%)
NRG Energy, Inc.	511	17,267
Vistra Corp.	626	15,005
		32,272
Publishing (0.1%)
New York Times Co. (The) Class A	105	3,719
Wolters Kluwer NV (Netherlands)	17	1,942
		5,661

Dynamic Asset Allocation Equity Fund 25

COMMON STOCKS (87.2%)* cont.	Shares	Value
Railroads (0.4%)
Canadian Pacific Kansas City, Ltd. (Canada)	138	$10,516
CSX Corp.	948	29,075
Union Pacific Corp.	19	3,658
		43,249
Real estate (1.4%)
Apartment Income REIT Corp. R	112	3,885
AvalonBay Communities, Inc. R	23	4,002
Brixmor Property Group, Inc. R	330	6,610
Camden Property Trust R	36	3,761
CK Asset Holdings, Ltd. (Hong Kong)	1,142	6,147
Equity Lifestyle Properties, Inc. R	58	3,664
Equity Residential R	67	4,074
First Industrial Realty Trust, Inc. R	76	3,950
Gaming and Leisure Properties, Inc. R	357	17,186
Goodman Group (Australia) R	800	10,224
Healthpeak Properties, Inc. R	645	12,874
Jones Lang LaSalle, Inc. †	29	4,070
Mitsubishi Estate Co., Ltd. (Japan)	900	10,320
National Retail Properties, Inc.	95	4,041
Nomura Real Estate Holdings, Inc. (Japan)	100	2,416
Phoenix Mills, Ltd. (The) (India)	417	7,391
Prologis, Inc. R	35	4,359
Public Storage R	14	3,966
Regency Centers Corp. R	68	3,826
Sekisui Chemical Co., Ltd. (Japan)	100	1,377
Simon Property Group, Inc. R	109	11,461
Vicinity, Ltd. (Australia) R	2,820	3,408
Vornado Realty Trust R	362	4,909
		137,921
Regional Bells (0.3%)
AT&T, Inc.	1,606	25,262
		25,262
Restaurants (0.3%)
Chipotle Mexican Grill, Inc. †	9	18,688
McDonald’s Corp.	17	4,847
McDonald’s Holdings Co. (Japan), Ltd. (Japan)	100	4,113
		27,648
Retail (5.3%)
Amazon.com, Inc. †	1,551	187,020
Arezzo Industria e Comercio SA (Brazil)	500	7,270
AutoZone, Inc. †	17	40,576
Bath & Body Works, Inc.	118	4,158
BJ’s Wholesale Club Holdings, Inc. †	174	10,901
Casey’S General Stores, Inc.	9	2,031
Costco Wholesale Corp.	63	32,228
Home Depot, Inc. (The)	37	10,488
Industria de Diseno Textil SA (Spain)	420	14,082
JD Sports Fashion PLC (United Kingdom)	2,895	5,493
Koninklijke Ahold Delhaize NV (Netherlands)	399	12,678

26 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (87.2%)* cont.	Shares	Value
Retail cont.
Li Ning Co., Ltd. (China)	1,500	$8,077
Lowe’s Cos., Inc.	21	4,224
Lululemon Athletica, Inc. (Canada) †	57	18,920
Macy’s, Inc.	265	3,601
Moncler SpA (Italy)	93	6,311
Nike, Inc. Class B	210	22,105
O’Reilly Automotive, Inc. †	38	34,326
Tapestry, Inc.	96	3,842
Target Corp.	70	9,165
TJX Cos., Inc. (The)	53	4,070
WalMart de Mexico (Walmex) SAB de CV (Mexico)	5,527	21,025
Walmart, Inc.	360	52,873
		515,464
Semiconductor (1.6%)
Applied Materials, Inc.	161	21,461
ASML Holding NV (Netherlands)	17	12,184
KLA Corp.	15	6,645
Lam Research Corp.	12	7,400
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	6,000	108,375
		156,065
Shipping (0.5%)
A.P. Moeller-Maersck A/S Class B (Denmark)	1	1,691
FedEx Corp.	91	19,837
International Container Terminal Services, Inc. (Philippines)	3,770	13,089
Kongsberg Gruppen ASA (Norway)	33	1,322
Nippon Yusen (Japan)	300	6,386
United Parcel Service, Inc. Class B	24	4,008
		46,333
Software (7.3%)
Adobe, Inc. †	97	40,526
Atlassian Corp. Class A †	35	6,328
Autodesk, Inc. †	23	4,586
Cadence Design Systems, Inc. †	384	88,670
Dassault Systemes SE (France)	163	7,154
Intuit, Inc.	56	23,470
Manhattan Associates, Inc. †	23	4,173
Microsoft Corp.	1,268	416,398
Oracle Corp.	480	50,851
ROBLOX Corp. Class A †	123	5,149
Square Enix Holdings Co., Ltd. (Japan)	200	8,953
Tata Consultancy Services, Ltd. (India)	644	25,584
TIS, Inc. (Japan)	200	5,589
Totvs SA (Brazil)	1,681	9,529
Wix.com, Ltd. (Israel) †	128	9,756
Workday, Inc. Class A †	25	5,300
		712,016
Staffing (0.2%)
ManpowerGroup, Inc.	49	3,438
Recruit Holdings Co., Ltd. (Japan)	500	15,336
		18,774

Dynamic Asset Allocation Equity Fund 27

COMMON STOCKS (87.2%)* cont.	Shares	Value
Technology services (6.9%)
Accenture PLC Class A	108	$33,039
Alibaba Group Holding, Ltd. (China) †	1,877	18,671
Alphabet, Inc. Class A †	1,446	177,670
Alphabet, Inc. Class C †	661	81,548
DocuSign, Inc. †	77	4,343
eBay, Inc.	844	35,904
Fidelity National Information Services, Inc.	365	19,918
GoDaddy, Inc. Class A †	55	4,036
Leidos Holdings, Inc.	190	14,831
Meituan Class B (China) †	1,190	16,688
Meta Platforms, Inc. Class A †	577	152,743
Palo Alto Networks, Inc. †	137	29,234
Persistent Systems, Ltd. (India)	122	7,561
Salesforce, Inc. †	90	20,104
Spotify Technology SA (Sweden) †	38	5,658
Tencent Holdings, Ltd. (China)	1,300	51,525
Zebra Technologies Corp. Class A †	14	3,676
		677,149
Telecommunications (1.0%)
American Tower Corp. R	236	43,528
Crown Castle, Inc. R	34	3,849
Samsung SDI Co., Ltd. (South Korea)	37	19,993
SBA Communications Corp. R	17	3,770
T-Mobile US, Inc. †	163	22,372
Telstra Group, Ltd. (Australia)	3,089	8,755
		102,267
Telephone (0.4%)
Bezeq The Israeli Telecommunication Corp., Ltd. (Israel)	1,222	1,530
KDDI Corp. (Japan)	400	12,307
Verizon Communications, Inc.	750	26,723
		40,560
Textiles (0.5%)
Capri Holdings, Ltd. †	100	3,510
Hermes International (France)	8	16,306
PRADA SpA (Italy)	1,700	11,366
Shenzhou International Group Holdings, Ltd. (China)	1,600	12,917
		44,099
Tobacco (0.7%)
British American Tobacco PLC (United Kingdom)	33	1,047
Imperial Brands PLC (United Kingdom)	514	10,861
Philip Morris International, Inc.	609	54,816
		66,724
Toys (0.3%)
Bandai Namco Holdings, Inc. (Japan)	600	14,051
Nintendo Co., Ltd. (Japan)	300	12,723
		26,774
Transportation services (0.2%)
Deutsche Post AG (Germany)	291	13,079
Grupo Aeroportuario del Centro Norte SAB de CV (Mexico)	462	4,777
		17,856

28 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (87.2%)* cont.	Shares	Value
Trucks and parts (0.1%)
Allison Transmission Holdings, Inc.	89	$4,210
Aptiv PLC †	41	3,611
LKQ Corp.	76	4,009
		11,830
Waste Management (0.2%)
Republic Services, Inc.	23	3,257
Waste Connections, Inc.	74	10,112
Waste Management, Inc.	26	4,210
		17,579
Total common stocks (cost $5,609,772)		$8,533,936

INVESTMENT COMPANIES (2.3%)*	Shares	Value
iShares Core MSCI Emerging Markets ETF	831	$39,539
iShares MSCI India ETF (India) †	200	8,340
iShares MSCI Taiwan ETF (Taiwan)	202	9,332
SPDR S&P 500 ETF Trust	358	149,590
SPDR S&P MidCap 400 ETF Trust	46	20,247
Total investment companies (cost $220,552)		$227,048

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value
T-Mobile US, Inc. 144A 5.25% cv. pfd. †	7	$8,005
Total convertible preferred stocks (cost $7,000)		$8,005

PURCHASED OPTIONS OUTSTANDING (—%)* Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
Citibank, N.A.
Moderna, Inc. (Call)	Jun-23/$261.50	$21,200	$166	$—
Total purchased options outstanding (cost $2,988)				$—

SHORT-TERM INVESTMENTS (11.4%)*		Principal amount/ shares	Value
Interest in $426,813,000 joint tri-party repurchase agreement dated 5/31/2023 with BofA Securities, Inc. due 6/1/2023 — maturity value of $578,081 for an effective yield of 5.050% (collateralized by Agency Mortgage-Backed Securities with coupon rates ranging from 1.500% to 6.500% and due dates ranging from 5/1/2037 to 6/1/2053, valued at $435,349,261)		$578,001	$578,001
Putnam Short Term Investment Fund Class P 5.21% L	Shares	444,243	444,243
U.S. Treasury Bills 5.324%, 11/16/23 #		100,000	97,566
Total short-term investments (cost $1,119,862)			$1,119,810

TOTAL INVESTMENTS
Total investments (cost $6,960,174)	$9,888,799

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
ETF	Exchange Traded Fund
PJSC	Public Joint Stock Company
SPDR	S&P Depository Receipts

Dynamic Asset Allocation Equity Fund 29

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2022 through May 31, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $9,788,386.
†	This security is non-income-producing.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $80,942 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 5).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	78.1%	South Korea	1.0%
United Kingdom	2.4	Australia	0.9
China	2.3	Germany	0.8
Japan	2.3	Indonesia	0.6
India	1.9	Italy	0.6
France	1.8	Mexico	0.5
Taiwan	1.6	Other	4.1
Switzerland	1.1	Total	100.0%

FORWARD CURRENCY CONTRACTS at 5/31/23 (aggregate face value $807,248)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	New Taiwan Dollar	Buy	8/16/23	$33,265	$33,336	$(71)
Citibank, N.A.
	Danish Krone	Buy	6/21/23	10,147	10,186	(39)
	Danish Krone	Sell	6/21/23	10,147	10,140	(7)
	Danish Krone	Sell	9/20/23	10,207	10,247	40
	Japanese Yen	Buy	8/16/23	19,709	20,028	(319)
Goldman Sachs International
	Euro	Buy	6/21/23	26,538	26,757	(219)
	Euro	Sell	6/21/23	26,538	26,457	(81)
	Euro	Sell	9/20/23	26,669	26,888	219

30 Dynamic Asset Allocation Equity Fund

FORWARD CURRENCY CONTRACTS at 5/31/23 (aggregate face value $807,248) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
HSBC Bank USA, National Association
	Chinese Yuan (Offshore)	Buy	8/16/23	$69,517	$71,316	$(1,799)
	Euro	Buy	6/21/23	28,785	29,023	(238)
	Euro	Sell	6/21/23	28,785	29,208	423
	Euro	Sell	9/20/23	28,928	29,165	237
	South African Rand	Buy	7/19/23	27,713	30,430	(2,717)
	Swedish Krona	Buy	6/21/23	2,998	3,109	(111)
	Swedish Krona	Sell	6/21/23	2,998	3,050	52
	Swedish Krona	Buy	9/20/23	3,012	3,064	(52)
JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	7/19/23	4,757	4,947	190
	Norwegian Krone	Buy	6/21/23	5,573	5,650	(77)
	Norwegian Krone	Sell	6/21/23	5,573	5,937	364
	Norwegian Krone	Sell	9/20/23	5,595	5,672	77
	Singapore Dollar	Buy	8/16/23	12,160	12,317	(157)
	South Korean Won	Buy	8/16/23	32,362	32,246	116
Morgan Stanley & Co. International PLC
	Euro	Buy	6/21/23	20,545	20,715	(170)
	Euro	Sell	6/21/23	20,545	21,012	467
	Euro	Sell	9/20/23	20,647	20,816	169
	Swiss Franc	Buy	6/21/23	13,095	12,772	323
	Swiss Franc	Sell	6/21/23	13,095	13,170	75
	Swiss Franc	Buy	9/20/23	13,226	13,305	(79)
State Street Bank and Trust Co.
	British Pound	Buy	6/21/23	67,574	67,176	398
	British Pound	Sell	6/21/23	67,574	65,024	(2,550)
	British Pound	Sell	9/20/23	67,657	67,253	(404)
	Chinese Yuan (Offshore)	Buy	8/16/23	25,977	26,647	(670)
	Hong Kong Dollar	Sell	8/16/23	12,834	12,826	(8)
UBS AG
	Canadian Dollar	Sell	7/19/23	12,390	12,529	139
	Thai Baht	Buy	8/16/23	24,300	24,830	(530)
Unrealized appreciation						3,289
Unrealized (depreciation)						(10,298)
Total						$(7,009)
* The exchange currency for all contracts listed is the United States Dollar.

Dynamic Asset Allocation Equity Fund 31

FUTURES CONTRACTS OUTSTANDING at 5/31/23
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
MSCI EAFE Index (Long)	6	$612,542	$616,020	Jun-23	$13,448
MSCI Emerging Markets Index (Short)	11	527,190	526,240	Jun-23	32
Russell 2000 Index E-Mini (Long)	5	437,413	437,950	Jun-23	(8,705)
S&P 500 Index E-Mini (Long)	2	417,983	419,050	Jun-23	17,358
Unrealized appreciation					30,838
Unrealized (depreciation)					(8,705)
Total					$22,133

WRITTEN OPTIONS OUTSTANDING at 5/31/23 (premiums $2,150)
Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
Citibank, N.A.
Moderna, Inc. (Call)	Jun-23/$281.60	$21,200	$166	$—
Total				$—

32 Dynamic Asset Allocation Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$220,556	$130,725	$—
Capital goods	291,834	73,576	—
Communication services	149,686	42,585	—
Conglomerates	35,266	25,375	—
Consumer cyclicals	973,975	255,126	—
Consumer staples	442,987	177,039	—
Energy	227,823	101,376	—
Financials	757,507	360,335	—
Health care	893,932	218,280	—
Miscellaneous	—	8,230	—
Technology	2,369,063	426,878	—
Transportation	100,088	45,973	—
Utilities and power	153,847	51,874	—
Total common stocks	6,616,564	1,917,372	—
Convertible preferred stocks	—	8,005	—
Investment companies	218,708	8,340	—
Purchased options outstanding	—	—	—
Short-term investments	—	1,119,810	—
Totals by level	$6,835,272	$3,053,527	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(7,009)	$—
Futures contracts	22,133	—	—
Written options outstanding	—	—	—
Totals by level	$22,133	$(7,009)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund 33

Statement of assets and liabilities 5/31/23

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $6,515,931)	$9,444,556
Affiliated issuers (identified cost $444,243) (Note 5)	444,243
Cash	995
Foreign currency (cost $2,062) (Note 1)	1,992
Dividends, interest and other receivables	21,610
Foreign tax reclaim	30,481
Receivable for shares of the fund sold	22,344
Receivable for investments sold	5,517
Receivable from Manager (Note 2)	57,979
Receivable for variation margin on futures contracts (Note 1)	4,840
Unrealized appreciation on forward currency contracts (Note 1)	3,289
Prepaid assets	10,513
Total assets	10,048,359

LIABILITIES
Payable for investments purchased	74,546
Payable for shares of the fund repurchased	6,096
Payable for custodian fees (Note 2)	64,449
Payable for investor servicing fees (Note 2)	753
Payable for Trustee compensation and expenses (Note 2)	5,569
Payable for administrative services (Note 2)	66
Payable for auditing and tax fees	70,152
Written options outstanding, at value (premiums $2,150) (Note 1)	—
Payable for variation margin on futures contracts (Note 1)	14,119
Unrealized depreciation on forward currency contracts (Note 1)	10,298
Other accrued expenses	13,925
Total liabilities	259,973

Net assets	$9,788,386

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$7,190,722
Total distributable earnings (Note 1)	2,597,664
Total — Representing net assets applicable to capital shares outstanding	$9,788,386

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($5,107,927 divided by 457,112 shares)	$11.17
Offering price per class A share (100/94.25 of $11.17)*	$11.85
Net asset value, offering price and redemption price per class P share
($4,680,459 divided by 420,141 shares)	$11.14

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

34 Dynamic Asset Allocation Equity Fund

Statement of operations Year ended 5/31/23

INVESTMENT INCOME
Dividends (net of foreign tax of $29,475)	$880,622
Interest (including interest income of $59,973 from investments in affiliated issuers) (Note 5)	232,488
Total investment income	1,113,110

EXPENSES
Compensation of Manager (Note 2)	344,846
Investor servicing fees (Note 2)	6,939
Custodian fees (Note 2)	92,150
Trustee compensation and expenses (Note 2)	3,015
Administrative services (Note 2)	2,202
Auditing and tax fees	83,848
Other	52,978
Fees waived and reimbursed by Manager (Note 2)	(222,065)
Total expenses	363,913
Expense reduction (Note 2)	(132)
Net expenses	363,781

Net investment income	749,329

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (net of foreign taxes of $1,745) (Notes 1 and 3)	11,677,121
Foreign currency transactions (Note 1)	3,406
Forward currency contracts (Note 1)	(46,506)
Futures contracts (Note 1)	(545,760)
Written options (Note 1)	16,041
Total net realized gain	11,104,302
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers (net of decrease in deferred foreign tax of $4,533)	(11,227,067)
Assets and liabilities in foreign currencies	2,032
Forward currency contracts	(2,572)
Futures contracts	486,371
Written options	2,150
Total change in net unrealized depreciation	(10,739,086)

Net gain on investments	365,216

Net increase in net assets resulting from operations	$1,114,545

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund 35

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 5/31/23	Year ended 5/31/22
Operations
Net investment income	$749,329	$863,801
Net realized gain on investments
and foreign currency transactions	11,104,302	4,808,655
Change in net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(10,739,086)	(11,314,568)
Net increase (decrease) in net assets resulting
from operations	1,114,545	(5,642,112)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(195)	(198)
Class P	(920,111)	(755,590)
Net realized short-term gain on investments
Class A	—	(1,594)
Class P	—	(4,403,290)
From net realized long-term gain on investments
Class A	(3,332)	(2,054)
Class P	(11,943,379)	(5,673,987)
From return of capital
Class A	(543)	—
Class P	(1,947,691)	—
Increase (decrease) from capital share transactions (Note 4)	(56,095,521)	17,178,204
Total increase (decrease) in net assets	(69,796,227)	699,379

NET ASSETS
Beginning of year	79,584,613	78,885,234
End of year	$9,788,386	$79,584,613

The accompanying notes are an integral part of these financial statements.

36 Dynamic Asset Allocation Equity Fund

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Dynamic Asset Allocation Equity Fund 37

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	return of	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	capital	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)
Class A
May 31, 2023	$13.01	.28	.09	.37	(.11)	(1.81)	(.29)	(2.21)	$11.17	3.23	$5,108.70		2.67	67
May 31, 2022	15.86	.13	(.96)	(.83)	(.10)	(1.92)	—	(2.02)	13.01	(6.69)	28.83		.82	76
May 31, 2021	11.45	.11	4.73	4.84	(.10)	(.33)	—	(0.43)	15.86	42.70	31.86		.81	64
May 31, 2020	11.07	.16	.46	.62	(.16)	(.08)	—	(0.24)	11.45	5.47	21.85		1.36	89
May 31, 2019	13.28	.21	(.81)	(.60)	(.17)	(1.44)	—	(1.61)	11.07	(3.72)	39.86		1.71	115
Class P
May 31, 2023	$12.99	.15	.24	.39	(.14)	(1.81)	(.29)	(2.24)	$11.14	3.45	$4,680.62		1.26	67
May 31, 2022	15.86	.16	(.97)	(.81)	(.14)	(1.92)	—	(2.06)	12.99	(6.61)	79,557.61		1.04	76
May 31, 2021	11.45	.14	4.73	4.87	(.13)	(.33)	—	(0.46)	15.86	42.98	78,855.62		1.05	64
May 31, 2020	11.09	.18	.46	.64	(.20)	(.08)	—	(0.28)	11.45	5.61	62,820.62		1.58	89
May 31, 2019	13.30	.23	(.79)	(.56)	(.21)	(1.44)	—	(1.65)	11.09	(3.43)	78,602.62		1.85	115

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
May 31, 2023	0.38%
May 31, 2022	0.29
May 31, 2021	0.35
May 31, 2020	0.32
May 31, 2019	0.28

The accompanying notes are an integral part of these financial statements.

38 Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund 39

Notes to financial statements 5/31/23

Unless otherwise noted, the “reporting period” represents the period from June 1, 2022 through May 31, 2023. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
Putnam Management	Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC
State Street	State Street Bank and Trust Company
JPMorgan	JPMorgan Chase Bank, N.A.
the SEC	the Securities and Exchange Commission
OTC	over-the-counter
PAC	The Putnam Advisory Company, LLC, an affiliate of Putnam Management
PIL	Putnam Investments Limited, an affiliate of Putnam Management

Putnam Dynamic Asset Allocation Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term growth. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in common stocks. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. While Putnam Management typically allocates approximately 75% of the fund’s assets to investments in U.S. companies, and 25% of the fund’s assets to investments in international companies, these allocations may vary. Putnam Management invests mainly in developed countries, but may invest in emerging markets. The fund may also use derivatives, such as certain foreign currency transactions, futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 5.75%	bought with no initial sales charge	None
Class PΔ	None	None	None

Δ Only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

40 Dynamic Asset Allocation Equity Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, who has been designated as valuation designee pursuant to Rule 2a–5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other

Dynamic Asset Allocation Equity Fund 41

multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $589,560 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to to enhance returns on securities owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

42 Dynamic Asset Allocation Equity Fund

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs

Dynamic Asset Allocation Equity Fund 43

resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, due to a decrease in the fund’s net asset value during the reporting period, such counterparties were entitled to elect, but had not yet elected, to terminate early, and cause settlement of all outstanding derivative and foreign exchange contracts outstanding under the applicable Master Agreements, including the payment by the fund of any losses and costs resulting from such early termination, as reasonably determined by such counterparty. At the close of the reporting period, the fund had a net liability position of $8,307 on open derivative contracts subject to the Master Agreements. There was no collateral pledged by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Prior to May 2, 2023, the fund participated, along with other Putnam funds, in a $100 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from nontaxable dividends, from unrealized gains and losses on certain futures contracts, from realized gains and losses on certain futures contracts, from realized gains and losses on passive foreign investment companies, from unrealized gains and losses on passive foreign investment companies, from

44 Dynamic Asset Allocation Equity Fund

redesignation of taxable distributions, from partnership income and from straddle loss deferrals substantial overlap. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $30,595 to increase undistributed net investment income, $8 to decrease paid-in capital and $30,587 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$2,810,404
Unrealized depreciation	(207,547)
Net unrealized appreciation	2,602,857
Cost for federal income tax purposes	$7,301,066

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,
0.700%	of the next $5 billion,	0.530%	of the next $50 billion,
0.650%	of the next $10 billion,	0.520%	of the next $100 billion and
0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.592% of the fund’s average net assets.

Putnam Management has contractually agreed, through September 30, 2024, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.02% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $222,065 as a result of this limit.

PIL is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL (prior to July 1, 2022, the annual rate was 0.35% of the average net assets of the portion of the fund managed by PIL).

PAC is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.25% of the average net assets of the portion of the fund managed by PAC (prior to July 1, 2022, the annual rate was 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Dynamic Asset Allocation Equity Fund 45

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A and class P shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,271
Class P	5,668
Total	$6,939

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $132 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $9, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies for net commissions from the sale of shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$34,029,313	$96,477,383
U.S. government securities (Long-term)	—	—
Total	$34,029,313	$96,477,383

46 Dynamic Asset Allocation Equity Fund

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales. Beginning in February 2023 the fund was restricted from participating in the interfund trading program.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 5/31/23		YEAR ENDED 5/31/22
Class A	Shares	Amount	Shares	Amount
Shares sold	454,959	$5,000,002	3	$41
Shares issued in connection with
reinvestment of distributions	362	4,070	261	3,846
	455,321	5,004,072	264	3,887
Shares repurchased	(369)	(4,419)	(30)	(494)
Net increase	454,952	$4,999,653	234	$3,393

	YEAR ENDED 5/31/23		YEAR ENDED 5/31/22
Class P	Shares	Amount	Shares	Amount
Shares sold	2,066,597	$25,271,980	2,692,626	$40,772,128
Shares issued in connection with
reinvestment of distributions	1,322,023	14,811,180	736,429	10,832,866
	3,388,620	40,083,160	3,429,055	51,604,994
Shares repurchased	(9,090,811)	(101,178,334)	(2,277,494)	(34,430,183)
Net increase (decrease)	(5,702,191)	$(61,095,174)	1,151,561	$17,174,811

At the close of the reporting period, Putnam Retirement Advantage Funds owned 47.9% of the outstanding shares of the fund.

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class A	456,669	99.90%	$5,100,993

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 5/31/22	cost	proceeds	income	of 5/31/23
Short-term investments
Putnam Short Term
Investment Fund*	$2,600,002	$840,866	$2,996,625	$59,973	$444,243
Total Short-term
investments	$2,600,002	$840,866	$2,996,625	$59,973	$444,243

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Dynamic Asset Allocation Equity Fund 47

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$80
Written equity option contracts (contract amount)	$80
Futures contracts (number of contracts)	50
Forward currency contracts (contract amount)	$3,300,000

48 Dynamic Asset Allocation Equity Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$3,289	Payables	$10,298
Receivables, Net
	assets — Unrealized		Net assets — Unrealized
Equity contracts	appreciation	30,838*	depreciation	8,705*
Total		$34,127		$19,003

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted				Forward
for as hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Total
Foreign exchange contracts	$—	$—	$—	$(46,506)	$(46,506)
Equity contracts	1,716	(5,860)	(545,760)	—	(549,904)
Total	$1,716	$(5,860)	$(545,760)	$(46,506)	$(596,410)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted				Forward
for as hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Total
Foreign exchange contracts	$—	$—	$—	$(2,572)	$(2,572)
Equity contracts	(2,077)	(838)	486,371	—	483,456
Total	$(2,077)	$(838)	$486,371	$(2,572)	$480,884

Dynamic Asset Allocation Equity Fund 49

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	BofA Securities, Inc.	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	State Street Bank and Trust Co.	UBS AG	Total
Assets:
Futures contracts§	$—	$4,840	$—	$—	$—	$—	$—	$—	$—	$4,840
Forward currency contracts#	—	—	40	219	712	747	1,034	398	139	3,289
Repurchase agreements**	—	578,001	—	—	—	—	—	—	—	578,001
Total Assets	$—	$582,841	$40	$219	$712	$747	$1,034	$398	$139	$586,130
Liabilities:
Futures contracts§	—	14,119	—	—	—	—	—	—	—	14,119
Forward currency contracts#	71	—	365	300	4,917	234	249	3,632	530	10,298
Reverse repurchase agreements	—	—	—	—	—	—	—	—	—	—
Total Liabilities	$71	$14,119	$365	$300	$4,917	$234	$249	$3,632	$530	$24,417
Total Financial and Derivative
Net Assets	$(71)	$568,722	$(325)	$(81)	$(4,205)	$513	$785	$(3,234)	$(391)	$561,713
Total collateral received (pledged)†##	$—	$568,722	$—	$—	$—	$—	$—	$—	$—
Net amount	$(71)	$—	$(325)	$(81)	$(4,205)	$513	$785	$(3,234)	$(391)
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$589,560	$—	$—	$—	$—	$—	$—	$—	$589,560
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $80,942.

50 Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund 51

Note 9: Of special note

On May 31, 2023, Franklin Resources, Inc. (“Franklin Resources”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they have entered into a definitive agreement for a subsidiary of Franklin Resources to acquire Putnam Holdings in a stock and cash transaction.

As part of this transaction, Putnam Management, a wholly-owned subsidiary of Putnam Holdings and investment manager to the Putnam family of funds (the “Putnam Funds”), would become an indirect wholly-owned subsidiary of Franklin Resources.

The transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is currently expected to be consummated in the fourth quarter of 2023.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-management and sub-advisory contracts, where applicable. In anticipation of this automatic termination, on June 23, 2023, the Board of Trustees of the Putnam Funds approved a new investment management contract between each Putnam Fund and Putnam Management (and new sub-management and sub-advisory contracts, if applicable), which will be presented to the shareholders of each Putnam Fund for their approval at shareholder meetings currently expected to occur in October 2023.

52 Dynamic Asset Allocation Equity Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $10,091,420 as a capital gain dividend with respect to the taxable year ended May 31, 2023, or, if subsequently determined to be different, the net capital gain of such year.

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

The fund designated 57.92% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 90.74%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2024 will show the tax status of all distributions paid to your account in calendar 2023.

Shareholder meeting results (Unaudited)

June 29, 2022 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld
Liaquat Ahamed	3,583,882,479	32,417,735
Barbara M. Baumann	3,584,377,892	31,922,322
Katinka Domotorffy	3,584,956,517	31,343,697
Catharine Bond Hill	3,586,682,827	29,617,387
Kenneth R. Leibler	3,569,431,371	46,868,843
Jennifer Williams Murphy	3,581,263,937	35,036,277
Marie Pillai	3,578,125,932	38,174,282
George Putnam III	3,576,315,198	39,985,016
Robert L. Reynolds	3,579,411,077	36,889,137
Manoj P. Singh	3,582,573,738	33,726,476
Mona K. Sutphen	3,588,302,923	27,997,291

All tabulations are rounded to the nearest whole number.

Dynamic Asset Allocation Equity Fund 53

# About the Trustees

## INDEPENDENT TRUSTEES

### Liaquat Ahamed

*Born 1952, Trustee since 2012*

**Principal occupations during past five years:** Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

**Other directorships:** Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

### Barbara M. Baumann

*Born 1955, Trustee since 2010, Vice Chair since 2022*

**Principal occupations during past five years:** President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

**Other directorships:** Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

### Katinka Domotorffy

*Born 1975, Trustee since 2012*

**Principal occupations during past five years:** Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

**Other directorships:** Director of the Great Lakes Science Center and of College Now Greater Cleveland.

### Catharine Bond Hill

*Born 1954, Trustee since 2017*

**Principal occupations during past five years:** Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

**Other directorships:** Director of Yale-NUS College and Trustee of Yale University.

### Kenneth R. Leibler

*Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018*

**Principal occupations during past five years:** Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

**Other directorships:** Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

### Jennifer Williams Murphy

*Born 1964, Trustee since 2022*

**Principal occupations during past five years:** Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment advisor, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

**Other directorships:** Previously, a Director of Western Asset Capital Corporation.

### Marie Pillai

*Born 1954, Trustee since 2022*

**Principal occupations during past five years:** Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

**Other directorships:** Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; previously a Board Member of Catholic Charities of St. Paul and Minneapolis; Director of the Catholic Community Foundation of Minnesota; and Investment Advisory Board Member of the University of Minnesota.

54 Dynamic Asset Allocation Equity Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of May 31, 2023, there were 89 mutual funds, 4 closed-end funds, and 12 exchange-traded funds in the Putnam funds complex. Each Trustee serves as Trustee of all funds in the Putnam funds complex.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Dynamic Asset Allocation Equity Fund 55

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Michael J. Higgins (Born 1976)	Assistant Vice President, Assistant Clerk,
Vice President, Treasurer, and Clerk	and Assistant Treasurer
Since 2010	Since 2004

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Head of Fund Administration Services,
Richard T. Kircher (Born 1962)	Putnam Investments and Putnam Management
Vice President and BSA Compliance Officer
Since 2019	Stephen J. Tate (Born 1974)
Assistant Director, Operational Compliance, Putnam	Vice President and Chief Legal Officer
Investments and Putnam Retail Management	Since 2021
General Counsel, Putnam Investments,
Martin Lemaire (Born 1984)	Putnam Management, and Putnam Retail Management
Vice President and Derivatives Risk Manager
Since 2022	Mark C. Trenchard (Born 1962)
Risk Manager and Risk Analyst, Putnam Investments	Vice President
Since 2002
Susan G. Malloy (Born 1957)	Director of Operational Compliance, Putnam
Vice President and Assistant Treasurer	Investments and Putnam Retail Management
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

56 Dynamic Asset Allocation Equity Fund

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisors	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
The Putnam Advisory Company, LLC	Mona K. Sutphen
100 Federal Street		Alan G. McCormack
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Derivatives Risk Manager
Marketing Services	President
Putnam Retail Management		Denere P. Poulack
Limited Partnership	James F. Clark	Assistant Vice President,
100 Federal Street	Vice President, Chief Compliance	Assistant Clerk, and
Boston, MA 02110	Officer, and Chief Risk Officer	Assistant Treasurer

Custodian	Michael J. Higgins	Janet C. Smith
State Street Bank	Vice President, Treasurer,	Vice President,
and Trust Company	and Clerk	Principal Financial Officer,
Principal Accounting Officer,
Legal Counsel	Jonathan S. Horwitz	and Assistant Treasurer
Ropes & Gray LLP	Executive Vice President,
	Principal Executive Officer,	Stephen J. Tate
Independent Registered	and Compliance Liaison	Vice President and
Public Accounting Firm		Chief Legal Officer
PricewaterhouseCoopers LLP
Mark C. Trenchard
Vice President

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In January 2023, the Code of Ethics of Putnam Investments and Code of Ethics of Putnam Funds were amended. The key changes to the Putnam Investments Code of Ethics are as follows: (i) Prohibition on investments in a single stock ETFs and (ii) Revision to the 7-day blackout rule for Analysts. The key change to the Putnam Funds Code of Ethics was that the provisions of the Code of Ethics for employees of PanAgora Asset Management, inc. and any of its subsidiaries are excluded from the Putnam Funds’ Code of Ethics.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Ms. Murphy and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2023	$61,418	$ —	$20,765	$ —
May 31, 2022	$69,511	$ —	$15,994	$ —

For the fiscal years ended May 31, 2023 and May 31, 2022, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $262,508 and $344,945 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2023	$ —	$241,743	$ —	$ —
May 31, 2022	$ —	$328,951	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 26, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 26, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 26, 2023